Exhibit 10.4

AMENDMENT

TO

EMPLOYMENT AGREEMENT

This Amendment (“Amendment”) to the existing Employment Agreement, by and between ZS Pharma, Inc. (“ZS Pharma”) and the undersigned employee of ZS Pharma (“Employee”), originally entered into on the date indicated below Employee’s signature, (the “Employment Agreement”) and as amended on March 21, 2014, is hereby made and entered into by ZS Pharma and Employee effective as of June 16, 2014 (the “Effective Date”). Capitalized terms used but not defined herein are used as defined in the Employment Agreement.

RECITALS

WHEREAS, there are certain discrepancies among the various documents relating to the vesting schedules for the employee’s options set forth in the Employment Agreement, the stock option plan or plans pursuant to which the Employee received options from the Company and the stock option agreement or agreements the Employee entered into with the Company.

WHEREAS, for the avoidance of doubt the parties wish to clarify certain provisions in the Employment Agreement to remove those discrepancies;

NOW, THEREFORE, the Employment Agreement is hereby amended as follows:

Section 1. Amendment.

A. The definition of “Liquidity Event” in Section 13(l) of the Employment Agreement shall be amended to read in its entirety as follows:

“‘Liquidity Event’ means a Deemed Liquidation Event.”

B. The definition of “Qualified IPO” in Section 11(o) of the Employment Agreement shall be removed in its entirety.

Section 2. Ratification of Agreement. Except as expressly modified and amended herein, all of the terms and conditions of the Employment Agreement shall remain in full force and effect.

Section 3. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Texas, without regard to principles of conflicts of laws.

(Signature page follows)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Employment Agreement as of the Effective Date.

ZS PHARMA:	EMPLOYEE:

ZS PHARMA, INC.

(Signature)	(Signature)

(Print Name)	(Print Name)

(Title)	(Current Title)

(Date of Signature)

(Date of Employment Agreement)